UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 05/10/2012

C. H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

952-937-8500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Shareholders of C.H. Robinson Worldwide, Inc. (the “Company”) held on May 10, 2012, the Company’s shareholders approved an amendment and restatement of the Certificate of Incorporation of the Company to eliminate the classification of the Board of Directors. On May 15, 2012, the Company filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware eliminating the classified Board of Directors in the manner provided therein.

A copy of the Company’s Restated Certificate of Incorporation, as so amended and restated, is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of the Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of the Company was held on May 10, 2012 in Eden Prairie, Minnesota. The number of outstanding shares on the record date for the Annual Meeting was 163,023,663. At the Annual Meeting, 140,689,567 shares, or approximately 86.3 percent of the outstanding shares, were represented in person or by proxy. At the Annual Meeting of Shareholders, the shareholders of the Company: (1) elected each of the three director nominees set forth below to serve three-year terms, expiring at the 2015 Annual Meeting of Shareholders; (2) approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers; (3) approved the amendment and restatement of the Company’s Certificate of Incorporation to eliminate the classification of the Board of Directors; and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The results of the matters voted upon by the shareholders are as follows:

	Number of Shares
				Broker
	For	Against	Abstain	Non-Vote
Election of Directors
David W. MacLennan	112,824,685	4,559,248	21,060	23,284,574
James B Stake	113,117,868	4,266,564	20,561	23,284,574
John P. Wiehoff	111,340,139	6,022,368	42,486	23,284,574

In addition, the terms of office of the following directors continued after the meeting: ReBecca Koenig Roloff, Michael W. Wickham, and Scott P Anderson serve in the class of Directors whose term expires in 2013; and Robert Ezrilov, Wayne M. Fortun, and Brian P. Short serve in the class whose term expires in 2014.

Approval, on a non-binding basis, the Compensation of the Company’s Named Executive Officers	115,640,391	1,359,226	405,376	23,284,574

Approval of the Company’s Restated Certificate of Incorporation	116,734,901	507,339	162,753	23,284,574

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	139,946,828	724,394	18,345	—

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

3.1	Restated Certificate of Incorporation of C.H. Robinson Worldwide, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. H. ROBINSON WORLDWIDE, INC.

Date: May 15, 2012	By:	/s/ Ben G. Campbell
Ben G. Campbell
Vice President, General Counsel and Secretary